Business Combination - Summary of Purchase Price Allocation Including the Consideration Paid for lntegron LLC, the Recognized Amounts of Assets Acquired, and Liabilities Assumed as Follows (Detail) - USD ($)
$ in Thousands
	Nov. 22, 2019	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 30, 2019
Cash paid to sellers	$ 37,500
Common stock issued to sellers	7,000
Total consideration	44,500
Cash	12
Accounts receivable	7,776
Inventories	489
Prepaid expenses and other receivables	341
Property, plant and equipment	458
Identifiable intangible assets	32,000
Deferred tax liabilities	(1,285)
Accounts payable and accrued liabilities	(1,818)
Net identifiable assets acquired	37,973
Goodwill (excess of consideration transferred over net identifiable assets acquired)	$ 6,527	$ 382,190	$ 382,749	$ 382,247	$ 376,000